POWER OF ATTORNEY

	I, KARL F. KREBS, residing at 9130 Beach Meadow Court, Clarence Center, New
York 14032 do hereby appoint SONIA M. DUMBLETON residing at 3922 Miller Road,
Warsaw, New York 14569 and MICHAEL D. GROVER residing at 254 Linwood Avenue,
Warsaw, New York as my AGENTS, with the ability to act SEPARATELY, and hereby
REVOKE any and all prior Powers of Attorney executed by me with regard to the following Grant of Authority.
	I hereby grant to my Agents, as my lawful attorneys in fact, the following authority:
	1.  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID,
including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities
Exchange Act of 1934 or any rule or regulation of the SEC;
	2.  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Financial Institutions, Inc. (the "Company"),
Forms 3, 4, and 5 in accordance with Section (16a) of the Securities Exchange
Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;
	3.  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and
	4.  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in fact's discretion.
         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms, 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

In Witness Whereof I have hereunto signed my name on OCTOBER 23, 2009.

							/s/ Karl F. Krebs
							KARL F. KREBS

STATE OF NEW YORK	)
				  ss.:
COUNTY OF WYOMING	)


           On the 23rd day of OCTOBER, in the year 2009, before me, the undersigned, a Notary Public in and for said state, personally appeared KARL F. KREBS, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.



						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC


AGENTS SIGNATURE AND ACKNOWLEDGEMENT
OF APPOINTMENT

WE, SONIA M. DUMBLETON and MICHAEL D. GROVER, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein.

We acknowledge our legal responsibilities.


		/s/ Sonia M. Dumbleton	                /s/ Michael D. Grover
		 SONIA M. DUMBLETON		         MICHAEL D. GROVER

STATE OF NEW YORK	)
				   ss.:
COUNTY OF WYOMING	)

	On the 23rd day of OCTOBER, in the year 2009, before me, the undersigned, a
Notary Public in and for said state, personally appeared SONIA M. DUMBLETON, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.


						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC

STATE OF NEW YORK	)
				   ss.:
COUNTY OF WYOMING	)

	On the 23rd day of OCTOBER, in the year 2009, before me, the undersigned, a
Notary Public in and for said state, personally appeared MICHAEL D. GROVER, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.


						/s/ Sheryl L. Montgomery
							NOTARY PUBLIC